LOCK-UP LETTER AGREEMENT


Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Dear Sirs:

The undersigned understands that Roth Capital Partners, LLC (the "Placement Agent") has been retained by DigitalFX International, Inc., a Florida corporation (the "Company"), in connection with a Securities Purchase Agreement (the "Agreement") providing for the Company's offering of shares of its common stock (the "Placement") by the Placement Agent on a "best efforts" basis. The undersigned recognizes that the Placement will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations.

As required under the Agreement, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Kingdon Capital Management, LLC ("Kingdon") (which consent may be withheld in its sole discretion), the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge (including without limitation margin stock), establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock") (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock or any substantially similar securities now owned or hereafter acquired by the undersigned, or sell or grant options, rights or warrants with respect to any shares of Common Stock or substantially similar securities, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (3) publicly announce an intention to affect any of the foregoing transactions, in each case for a period beginning on the date hereof and ending 180 days after the closing of the Placement.

In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

It is understood that, if the Company notifies the undersigned that the Agreement (other than the provisions thereof which survive termination) has been terminated prior to the closing of the Placement, then the undersigned will, upon written notice to the Company and Kingdon delivered after receipt of such notice, be released from the undersigned's obligations under this Lock-Up Letter Agreement.

Roth Capital Partners, LLC
Page  2


The undersigned understands that the Company and the Placement Agent will proceed with the Placement in reliance on this Lock-Up Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. This agreement is irrevocable and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, affiliates (within the meaning of the Securities Act of 1933, as amended), and assigns of the undersigned.

This Lock-Up Letter Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The undersigned hereby irrevocably submits to the jurisdiction of the federal and state courts located in New York County, New York. The undersigned agrees that this Lock-Up Letter Agreement may be enforced by specific performance.

Very truly yours,


By:
   -----------------------------------
   Name:
   Title:


Dated:
      --------------------------------


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